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                                     EXHIBIT 23.1


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report dated November 20, 1998 included in this Report on Form 8-K, into the Company's previously filed Registration Statements File Nos. 333-00018, 333-24579, 333-24583 and 333-57101.

                                        /s/ Arthur Andersen LLP

San Francisco, California
  December 4, 1998